                                                                    Exhibit 24.1

                               POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 in connection with a transaction involving NOVA Corporation; one or more Registration Statements on Form S-3 for the resale of shares issued to the former shareholders of Oliver-Allen Corporation, Inc.; one or more Registration Statements on Form S-3 establishing a universal shelf under Rule 415 of the Securities Act; one or more Registration Statements on Form S-3 for the resale of shares issued in any acquisition involving The Wadsworth Group or any part thereof; and any or all amendments to any of the above Registration Statements, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                    Signature                           Title                   Date
                    ---------                           -----                   ----
      /s/ Jerry A. Grundhofer                President, Chief Executive     June 1, 2001
      ---------------------------------      Officer and Director
      Jerry A. Grundhofer                    (principal executive
                                             officer)

      /s/ David M. Moffett                   Vice Chairman, Chief           June 1, 2001
      ---------------------------------      Financial Officer and
      David M. Moffett                       Director
                                             (principal financial
                                             officer)

      /s/ Terrance R. Dolan                  Senior Vice President          June 1, 2001
      ---------------------------------      and Controller
      Terrance R. Dolan                      (principal accounting
                                             officer)

      /s/ Linda L. Ahlers                    Director                       June 1, 2001
      ---------------------------------
      Linda L. Ahlers

      /s/ Victoria B. Buyniski Gluckman      Director                       June 1, 2001
      ---------------------------------
      Victoria B. Buyniski Gluckman

      /s/ Arthur D. Collins, Jr.             Director                       June 1, 2001
      ----------------------------------
      Arthur D. Collins, Jr.

      /s/ Peter H. Coors                     Director                       June 1, 2001
      ----------------------------------
      Peter H. Coors

      /s/ John C. Dannemiller                Director                       June 1, 2001
      ----------------------------------
      John C. Dannemiller

      /s/ Joshua Green III                   Director                       June 1, 2001
      ----------------------------------
      Joshua Green III

                                             Chairman and Director
      ---------------------------------
      John F. Grundhofer

                                             Director
      ----------------------------------
      J.P. Hayden, Jr.

      /s/ Roger L. Howe                      Director                       June 1, 2001
      ----------------------------------
      Roger L. Howe

      /s/ Thomas H. Jacobsen                 Director                       June 1, 2001
      ----------------------------------
      Thomas H. Jacobsen

                                             Director
      ----------------------------------
      Delbert W. Johnson

      /s/ Joel W. Johnson                    Director                       June 1, 2001
      ----------------------------------
      Joel W. Johnson

      /s/ Jerry W. Levin                     Director                       June 1, 2001
      ----------------------------------
      Jerry W. Levin

      /s/ Sheldon B. Lubar                   Director                       June 1, 2001
      ----------------------------------
      Sheldon B. Lubar

      /s/ Frank Lyon, Jr.                    Director                       June 1, 2001
      ----------------------------------
      Frank Lyon, Jr.

      /s/ Daniel F. McKeithan, Jr.           Director                       June 1, 2001
      ----------------------------------
      Daniel F. McKeithan, Jr.

      /s/ David B. O'Maley                   Director                       June 1, 2001
      ----------------------------------
      David B. O'Maley

      /s/ O'dell Owens, M.D., M.P.H.         Director                       June 1, 2001
      ----------------------------------
      O'dell M. Owens, M.D., M.P.H.

      /s/ Thomas E. Petry                    Director                       June 1, 2001
      ----------------------------------
      Thomas E. Petry

                                             Director
      ----------------------------------
      Richard G. Reiten

      /s/ S. Walter Richey                   Director                       June 1, 2001
      ----------------------------------
      S. Walter Richey

      /s/ Warren R. Staley                   Director                       June 1, 2001
      ----------------------------------
      Warren R. Staley

      /s/ Patrick T. Stokes                  Director                       June 1, 2001
      ----------------------------------
      Patrick T. Stokes

      /s/ John J. Stollenwerk                Director                       June 1, 2001
      ----------------------------------
      John J. Stollenwerk